EXHIBIT 99.1

Golden Matrix Provides Corporate Update on Pending Acquisition

LAS VEGAS, NV, October 4, 2023 – Golden Matrix Group, Inc. (NASDAQ: GMGI)(“GMGI”, “Golden Matrix” and the “Company”), a developer, licensor and global operator of online gaming and eCommerce platforms, systems and gaming content, today provided a corporate update on its pending acquisition of MeridianBet Group, one of Southeast Europe’s leading business-to-consumer (B2C) sports betting and gaming groups, with headquarters in Malta, operating in multiple markets across Europe, Africa and Latin America.

As previously reported, on September 27, 2023, the Company and the owners of MeridianBet entered into a First Amendment to Amended and Restated Purchase Agreement, pursuant to which GMGI had agreed to acquire the MeridianBet Group and its related companies. Among the various amendments to the prior agreement as set forth in the 1st amendment (as described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 28, 2023), the prior agreement was amended: 1) to extend the required closing date thereof; and 2) to modify financial closing terms of the previously announced definitive agreement.

The modification to the financial closing terms allows for the use of up to $20 million of cash-on-hand of MeridianBet Group to pay a portion of the $30 million cash payable by Golden Matrix at the closing of the transaction, to the extent approved in the sole discretion of the sellers.

Subsequently, on September 29, 2023, Golden Matrix filed a Current Report on Form 8-K, disclosing excerpts from certain presentations used by GMGI in connection with the funding sought by Golden Matrix to close the transaction.

“These recent filings reinforce the importance of this strategic acquisition, and demonstrate both companies’ willingness and ability to close the transaction,” said GMGI CEO, Anthony Brian Goodman, who continued, “The amendment allowing GMGI and the sellers to use up to $20 million of the MeridianBet Group’s cash-on-hand at closing (subject to the sole discretion of the sellers), not only provides the Company with potential greater flexibility on financing, but we believe also demonstrates the sellers’ confidence in the value of creating a combined entity capable of being greater than the sum of its parts.”

Mr. Goodman noted that the MeridianBet Group has increased its year-to-date revenues considerably against last year’s revenues; and the proforma performance of the combined company, following the acquisition, is now projected to be approximately $132 million in revenues and $27 million in Adjusted EBITDA, for the October 31, 2023 fiscal year.

“Both MeridianBet Group CEO, Zoran Milosevic, and I are confident that the completion of this acquisition will drive long-term value for all our stakeholders as we seek to benefit from economies of scale and both companies’ historical revenue and profit growth. We are also working closely with our bankers in an effort to raise the most beneficial financing available for the transaction,” concluded Mr. Goodman.

Golden Matrix expects to file the required proxy statement requesting shareholder approval for the issuance of the shares of common stock issuable in connection with the transaction, and other matters, with the SEC for shareholder approval very soon.

The acquisition is expected to close in the fourth quarter of 2023 or first quarter of 2024, subject to customary conditions to closing including, but not limited to GMGI shareholder approval, and Nasdaq approval, to the extent required, and other items.

For additional information regarding the purchase agreement, as amended, and the terms of the 1st amendment, including a breakdown of all of the consideration payable thereunder, please refer to Golden Matrix’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on September 28, 2023 and is available at www.sec.gov

About MeridianBet Group

Founded in 2001, the MeridianBet Group is a well-established online sports betting and gaming group, licensed and currently operating in 15 jurisdictions across Europe, Africa and South America. The MeridianBet Group’s successful business model utilizes proprietary technology and scalable systems, thus allowing it to operate in multiple countries and currencies and with an omni-channel approach to markets, including retail, desktop online and mobile. For more information, visit https://ir.meridianbet.com.

About Golden Matrix

Golden Matrix Group, Inc., based in Las Vegas NV, is an established business-to-business (B2B) and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

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Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the MeridianBet Purchase Agreement, as amended (the “Purchase Agreement”) on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of MeridianBet Group or the Company (collectively, the “Purchase Agreement Parties”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals (including the approval of Nasdaq, where applicable) required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of the Company to obtain the funding required to complete such acquisition, if any, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the fact that the sellers have the sole right to approve the funding required to be obtained in connection with the acquisition and the terms thereof, and also have the sole right to determine whether any portion of the MeridianBet Group’s cash on hand at closing may be used to pay a portion of the purchase price payable by Golden Matrix at the closing, which approvals they may not provide and/or may condition on other events; the ability to obtain approval by the Company’s shareholders on the expected schedule of the transactions contemplated by the Purchase Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of the Company following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which the Purchase Agreement Parties operate; the impact of the Company; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market (both before the closing and after the closing); the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company and the fact that the sellers will obtain voting control over the Company following the completion of the acquisition of MeridianBet; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the Company’s internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the Securities and Exchange Commission (SEC), including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2022 and its Quarterly Report on Form 10-Q for the quarter ended July 31, 2023, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Purchase Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Projections

The financial projections (the “Projections”) included herein were prepared by GMGI in good faith using assumptions believed to be reasonable. A significant number of assumptions about the operations of the business of GMGI were based, in part, on economic, competitive, and general business conditions prevailing at the time the Projections were developed. Any future changes in these conditions, may materially impact the ability of GMGI to achieve the financial results set forth in the Projections. The Projections are based on numerous assumptions, including realization of the operating strategy of GMGI; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; competition; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of GMGI, and some or all of which may not materialize. Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by GMGI’s management, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of GMGI. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by GMGI, its management, advisors, or any other person that the Projections can or will be achieved. GMGI cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions. As a result, the Projections should not be relied on as necessarily predictive of actual future events.

The Projections include certain measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). Specifically, the Projections include an estimate of combined company Adjusted EBITDA, which is defined as net income before interest, taxes, depreciation, amortization and stock-based compensation. Such Non-GAAP financial measure has not been reconciled to the comparable GAAP financial measure because the reconciliation could not be performed without unreasonable efforts. Specifically, the GAAP measures are not accessible on a forward-looking basis because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact the GAAP measures for the combined company. The unavailable information could have a significant impact on our GAAP financial results.

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Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote, proxy or approval in connection with the Purchase Agreement or related transactions. In connection with the transactions contemplated by the Purchase Agreement, GMGI plans to file with the Securities and Exchange Commission (SEC) a proxy statement to seek shareholder approval for the Purchase Agreement and the issuance of shares of common stock in connection with the Purchase Agreement and certain other matters, which, when finalized, will be sent to the shareholders of GMGI seeking their approval of the respective transaction-related proposals, as well as other documents regarding the proposed transactions. This communication is not a substitute for any proxy statement or other document GMGI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GMGI AND THE PURCHASE AGREEMENT AND THE PROPOSED PURCHASE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from GMGI at its website, https://goldenmatrix.com/investors-overview/. Documents filed with the SEC by GMGI will be available free of charge on the “Investors,” “SEC Filings” page of our website at https://goldenmatrix.com/investors-overview/sec-filings/ or, alternatively, by directing a request by mail, email or telephone to GMGI at 3651 Lindell Road, Suite D131, Las Vegas, NV 89103; ir@goldenmatrix.com,  or (702) 318-7548, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of GMGI in respect of the transactions contemplated by the Purchase Agreement under the rules of the SEC. Information about GMGI’s directors and executive officers and their ownership of GMGI is available in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on August 22, 2023.

The sellers, MeridianBet Group, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from GMGI’s shareholders in connection with the Purchase Agreement. A list of the names of such parties and information regarding their interests in the Purchase Agreement will be included in the proxy statement for the Purchase Agreement when available.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Purchase Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from GMGI using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Purchase Agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Golden Matrix Group

Contact: ir@goldenmatrix.com

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